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                                                                    EXHIBIT 10.3



                     [ST TREASURY SERVICES LTD LETTERHEAD]

                                                       51 Cuppage Road #09-01
                                                       Singapore 229469
                                                       Tel: 8361128 Fax: 8361198


Date : 12/05/1999



ST Assembly Test Services Ltd
5 Yishun Street 23
Singapore 768442



Dear Sirs,

We confirm the following Investment Rollover transaction:

Our ref:                 27618          Your ref:
Your dealer:             SWEE CHOO      Roll over of:  27247
Borrower:                ST Assembly Test Services Ltd
Lender:                  ST Treasury Services Ltd

Previous principal:      USD 25,000,000.00
Amount:                  USD 25,000,000.00
Interest type:           YIELD
Deal date:               12/05/1999
Settlement date:         12/05/1999
Maturity date:           14/06/1999
Term:                    33 Days
Interest rate:           5.460000% FIXED
Interest days:           360 Days
Interest amount:         USD 125,125.00
Interest due:            ON MATURITY
Accumulated interest:
Capitalised interest:

Comments: R/O CT27247 PRINCIPAL ONLY

On maturity, please credit the proceeds to our account as follows:

Account No:              0/812284/029
Account Name:            ST TREASURY SERVICES LTD - (USD A/C)
Bank Name:               Citibank N.A. Singapore
                         Shenton Way Branch

Yours faithfully
ST Treasury Services Ltd



/s/ [ILLEGIBLE SIGNATURE]
/s/ [ILLEGIBLE SIGNATURE]
------------------------------
Authorised Signatories

Verified by: /s/ WENDY WONG
             -----------------
             WENDY WONG
             Accountant